Exhibit 99.1

Contacts:	Investors:
Chris Brewster, Chief Financial Officer
832-308-4128
cbrewster@cardtronics.com

Media:
Joel Antonini, Vice President – Marketing
832-308-4131
joel.antonini@cardtronics.com

CARDTRONICS ANNOUNCES NEW STRATEGIC ORGANIZATIONAL STRUCTURE

(Houston, TX – October 18, 2010) – Cardtronics, Inc. (NASDAQ: CATM) (the “Company”), the world’s largest non-bank owner of ATMs, today announced a series of organizational changes designed to better align the Company’s management structure with its key business and strategic initiatives.

Effective immediately, the Company’s United States operations will be separated into two business units – “Network and Financial Services” and “ATM Services.”  Rick Updyke will assume the role of President of the combined United States Business Group, which will also include product management and development.  Mr. Updyke, who joined the Company in 2007 as part of the acquisition of the financial services business of 7-Eleven, Inc., will have three direct reports, including Ben Psillas, Tres Thompson and Bill Knoll.

Ben Psillas will serve as Executive Vice President and Division Executive for the Company’s Network and Financial Services business unit.  In addition to Cardtronics’ Allpoint surcharge-free ATM network, this business unit will include other products and services, including the Company’s bank branding and financial institution managed services offerings, as well as future products and services designed to leverage the Company’s network of prime retail ATM locations. Mr. Psillas, the founder and President of Allpoint, joined Cardtronics as part of the Company’s acquisition of that business in 2005.  Carl Osterlof, the Company’s Senior Vice President of Relationship Management, will report to Mr. Psillas and will be responsible for leading the Company’s network and financial institution sales and relationship management efforts.

Tres Thompson, who joined the Company in 2004 and has served as the Company’s Chief Accounting Officer since 2006, will become Executive Vice President and Division Executive for the Company’s ATM Services business unit.  In this role, Mr. Thompson will be responsible for expanding the Company’s domestic retail ATM network and for implementing strategic initiatives to further leverage and grow the revenues generated by the Company’s domestic ATMs.  Tony Muscarello, the Company’s Executive Vice President of U.S. Sales, will report to Mr. Thompson and will continue to lead the Company’s domestic retail ATM sales efforts.  Mr. Muscarello will also be assuming responsibility for the Company’s domestic national account relationship management efforts.  As a result of Mr. Thompson’s new responsibilities, Brad Conrad, the Company’s Senior Vice President and Corporate Controller, will assume the role of Chief Accounting Officer, reporting directly to Chris Brewster, the Company’s Chief Financial Officer.

Bill Knoll, the Company’s Executive Vice President of Product Management, will continue to remain in that role but will now report directly to Mr. Updyke.  Mr. Knoll will also work closely with the new Division Executives to develop and implement new products and services that further leverage the Company’s existing asset base.

Mike Clinard, the Company’s President of Global Services, will continue to be responsible for managing the Company’s primary operating services, which include information technology, transaction processing and ATM operations.  Mr. Clinard will also now be responsible for managing the Company’s Latin American operations, including Cardtronics Mexico and the Company’s operations located throughout the Caribbean. Finally, Mr. Clinard will also now be responsible for managing the Company’s international business development efforts.

“Since joining Cardtronics earlier this year, I have had the distinct privilege of working with an exceptional team of executives, managers and employees that was assembled long before I arrived,” commented Steve Rathgaber, Chief Executive Officer of Cardtronics.  “With this new organizational structure, we are simply looking to realign those talented resources within the Company to provide for further visibility into, and responsibility for, the Company’s key business and strategic initiatives.  Initially, these changes are intended to provide the additional focus and resources needed for the Company to not only achieve, but also exceed its expected revenue and profit growth targets.  Longer-term, these changes should drive additional accountability and responsibility throughout the organization, which will be needed as the Company continues to mature into a larger, more established organization.  I’m looking forward to continuing the historical success of this valuable franchise, and believe this new organizational structure is a critical step in that direction.”

ABOUT CARDTRONICS

Headquartered in Houston, Texas, Cardtronics is the world's largest non-bank owner of ATMs. Cardtronics operates over 33,700 ATMs across its portfolio, with ATMs in every major market in the United States and in the U.S. territories of Puerto Rico and the U.S. Virgin Islands, approximately 2,800 ATMs throughout the United Kingdom, and approximately 2,900 ATMs throughout Mexico.  Included in Cardtronics’ portfolio are approximately 2,200 multi-function financial services kiosks that, in addition to traditional ATM functions, perform other automated consumer financial services.  Major merchant clients include 7-Eleven®, Chevron®, Costco®, CVS®/pharmacy, ExxonMobil®, Hess®, Kroger®, Rite Aid®, Safeway®, Target®, Walgreens®, and Winn-Dixie®.   Complementing its ATM operations, Cardtronics works with financial institutions of all sizes to provide their customers with convenient cash access and deposit capabilities through ATM branding, with currently approximately 11,600 Cardtronics owned and operated ATMs featuring bank brands.  Additionally, Cardtronics offers surcharge-free access to cash for holders of traditional debit cards as well as stored-value cards issued by financial institutions that participate in the Allpoint Network, Cardtronics’ wholly-owned surcharge-free ATM network.  More recently, Cardtronics started offering managed services solutions to retailers and financial institutions that are looking to outsource some or all of the operational aspects associated with operating and maintaining their ATM fleets.  For more information, please visit http://www.cardtronics.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements give the Company’s current expectations or forecasts of future events, future financial performance, strategies, expectations, competitive environment, regulation, and availability of resources.  The forward-looking statements contained in this release include, among other things, statements concerning predictions or  expectations as to the Company’s perceived benefits from its new organizational structure, including exceeding expected revenue and profit growth targets and driving additional accountability and responsibility necessary for a larger, more established organization; the Company’s ability to effectively leverage its network of prime retail ATM locations, its revenues generated by existing domestic ATMs and its existing asset base and other similar expressions concerning matters that are not historical facts.  These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.  These risks and uncertainties include, but are not limited to, the following:

•	the Company’s financial outlook and the financial outlook of the ATM industry;
•	the Company’s ability to respond to recent and future regulatory changes that may impact the ATM and financial services industries;
•	the Company’s ability to respond to potential reductions in the amount of interchange fees that it receives from global and regional debit networks for transactions conducted on its ATMs;
•	the Company’s ability to provide new ATM solutions to financial institutions;
•	the Company’s ATM vault cash rental needs, including potential liquidity issues with its vault cash providers;
•	the implementation of the Company’s corporate strategy;
•	the Company’s ability to compete successfully with new and existing competitors;
•	the Company’s ability to renew and strengthen its existing customer relationships and add new customers;
•	the Company’s ability to meet the service levels required by its service level agreements with its customers;
•	the Company’s ability to pursue and successfully integrate acquisitions;
•	the Company’s ability to successfully manage its existing international operations and to continue to expand internationally;
•	the Company’s ability to prevent security breaches;
•	the Company’s ability to manage the risks associated with its third-party service providers failing to perform their contractual obligations;
•	changes in interest rates and foreign currency rates; and
•	the additional risks the Company is exposed to in its armored transport business.

Other factors that could cause the Company’s actual performance or results to differ from its projected results are described in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. You should not read forward-looking statements as a guarantee of future performance or results.  They will not necessarily be accurate indications of the times at or by which such performance or results will be achieved.  Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events.  The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.

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